EXHIBIT 10.20
[GigaBeam Letterhead]

                                        June 1, 2005

RTEM LLC

This letter confirms our agreement with respect to our retention of you to provide business consulting services and advice relating to us or relating to the telecommunications industry during the next 12 months. Upon our request, you agree to make available the services of your employees from time to time as you determine to be appropriate. As consideration for entering into this letter agreement, we are (i) paying to you a nonrefundable fee of $120,000 in cash on the date hereof and (ii) issuing to you on the date hereof (a) a purchase option, exercisable to purchase up to 17,550 shares of our common stock (the “Option Shares”) on the terms set forth on Exhibit A hereto and (b) a warrant (the “Warrant”), substantially identical to the warrants issued in our January/February 2005 financing to purchase 17,550 shares of our common stock (such shares, together with the Option Shares and Warrants, as long as they are not covered by a registration statement effective under the Securities Act of 1933, the “Registrable Securities”), the form of which is attached as Exhibit B hereto. In addition, we shall issue to you additional Warrants and a purchase option to purchase additional Option Shares in such number as we may mutually determine within the next 45 days (all of which would be deemed Registrable Securities). As long as you hold any Registrable Securities, we agree to notify you of our intention to file any registration statement with the Securities and Exchange Commission on a form for which registration of the Registrable Securities would be appropriate. Upon your request, we will include the Registrable Securities in such registration statement, subject to standard underwriter carvebacks.

We will indemnify you and your managers, officers and members (collectively the “Indemnified Parties”) for any losses, claims, damages or liabilities to which any Indemnified Party may become subject as a result of your performance of services under this letter agreement, except to the extent any such losses, claims, damages or liabilities arise out of or result from the willful misconduct of any of the Indemnified Parties. In addition, concurrently with the execution of this letter agreement, we shall pay the legal counsel fees and disbursements incurred by you in connection with the negotiation of the relationship between us and you, in the amount of $8,000.

GIGABEAM CORPORATION

By:

Name: Title:

Agreed and Acknowledged

RTEM LLC

By:

Name: Title: